SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported): November 8, 2002

                              LAS VEGAS SANDS, INC.
             (Exact name of registrant as specified in its charter)

         NEVADA                    333-42147                  04-3010100
(State or other jurisdiction (Commission File Number)        (IRS Employer
    of incorporation)                                      Identification No.)


                         3355 LAS VEGAS BOULEVARD SOUTH
                             LAS VEGAS, NEVADA 89109
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (702) 414-1000

                                 NOT APPLICABLE

          (Former name or former address, if changed since last report)

Item 9.  Regulation FD Disclosure.

     On November 8, 2002, Las Vegas Sands, Inc. (the "Company") filed with the Securities and Exchange Commission its Quarterly Report on Form 10-Q for the quarter ended September 30, 2002, accompanied by the certifications of Sheldon
G. Adelson, Chief Executive Officer, and Harry D. Miltenberger, Vice President - Finance (the Company's principal financial officer), required pursuant to 18 U.S.C. Section 1350. Conformed copies of such certifications appear below.


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Quarterly Report of Las Vegas Sands, Inc. (the "Company") on Form 10-Q for the period ending September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Sheldon
G. Adelson, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/ Sheldon G. Adelson
-------------------------
Sheldon G. Adelson
Chief Executive Officer
November 8, 2002

                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Quarterly Report of Las Vegas Sands, Inc. (the "Company") on Form 10-Q for the period ending September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Harry
D. Miltenberger, Vice President - Finance (the principal financial officer) of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/ Harry D. Miltenberger
----------------------------
Harry D. Miltenberger
Vice President - Finance
November 8, 2002

                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated: November 8, 2002

                                                     LAS VEGAS SANDS, INC.



                                        By:         /s/ Harry D. Miltenberger
                                                    --------------------------
                                        Name:       Harry D. Miltenberger
                                        Title:      Vice President - Finance